                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               March 9, 2005


                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)


                 001-06152                          13-2614959
                 ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)


        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


                                  212-495-1784
                                  ------------
                        (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Principal Officers;
            ----------------------------------------------------
              Election of Directors; Appointment of Principal Officer.
              --------------------------------------------------------

     On March 9, 2005 Robert Pozen, a director of The Bank of New York Company, Inc. (the "Company") announced that he would not be standing for re-election to the board of directors of the Company due to the Company's expanding activities in investment management and the potential for future conflicts with his chairmanship of MFS Investment Management.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 14, 2005

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       (Registrant)


                                       By:  /s/ Bruce W. Van Saun
                                            ----------------------------------
                                       Name:   Bruce W. Van Saun
                                       Title:  Senior Executive Vice President
                                                 and Chief Financial Officer